PROPERTY AND EQUIPMENT	3 Months Ended	12 Months Ended
	Jan. 31, 2022	Oct. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

3. PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following (in thousands):

	January 31, 2022	October 31, 2021
Laboratory equipment	$179	$179
Computer equipment	241	241
Total property and equipment	420	420
Accumulated depreciation and amortization	(320)	(302)
Net property and equipment	$100	$118

Depreciation expense for the three months ended January 31, 2022 and 2021 was approximately $18,000 and $192,000, respectively.

3. PROPERTY AND EQUIPMENT

Property and equipment consist of the following (in thousands):

	October 31,
	2021	2020
Leasehold improvements	$-	$2,335
Laboratory equipment	179	1,218
Furniture and fixtures	-	744
Computer equipment	241	409
Construction in progress	-	19
Total property and equipment	420	4,725
Accumulated depreciation and amortization	(302)	(2,332)
Net property and equipment	$118	$2,393

Depreciation expense for the years ended October 31, 2021 and 2020 was approximately $0.4 million and $0.9 million, respectively. During the year ended October 31, 2021, the Company incurred a loss on disposal of equipment of approximately $1.4 million, $0.9 million of which is reflected in the research and development expenses and $0.5 million of which is reflected in the general and administrative expenses in the consolidated statement of operations.

Management has reviewed its property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset might not be recoverable. During the years ended October 31, 2021 and 2020, the Company recorded impairment losses on idle laboratory equipment of $0 and $1.1 million, respectively, that was charged to research and development expenses in the consolidated statement of operations. Fair value for the idle assets was determined by a quoted purchase price for the assets.